Exhibit 24.1
                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of Mettler-Toledo International Inc. (the "Company") constitute and appoint Robert F. Spoerry, Dennis W. Braun, James Bellerjeau and Mary
T. Finnegan, and each of them as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places, and steads, in any and all capacities, to sign one or more registration statements to be filed pursuant to any registration rights agreement to be entered into in connection with the proposed issuance of debt securities by the Company and any and all amendments (including post-effective amendments and registration statements under Rule 462) to the registration statements, under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 30, 2003

         /s/ Robert F. Spoerry
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Robert F. Spoerry

         /s/ Philip Caldwell
--------------------------------
Philip Caldwell

         /s/ John T. Dickson
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John T. Dickson

         /s/ Philip H. Geier
--------------------------------
Philip H. Geier

         /s/ John D. Macomber
--------------------------------
John D. Macomber

         /s/ Hans Ulrick Maerki
--------------------------------
Hans Ulrick Maerki

         /s/ George M. Milne
--------------------------------
George M. Milne

         /s/ Thomas P. Salice
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Thomas P. Salice